UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Bruce A. Toth, Esq. Winston & Strawn LLP 35 W. Wacker Drive Chicago, IL 60601-9703 (312) 558-5723	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004 (202) 739-5947

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☐	Fee paid previously with preliminary materials:
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Superior Industries International, Inc., a California corporation (“Superior” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies from its shareholders in connection with its 2015 Annual Meeting of Shareholders The Westin Hotel, 1500 Town Center, Southfield, Michigan 48075 on Tuesday, May 5, 2015, at 9:30 a.m. Eastern Time, and at any and all adjournments, postponements or reschedulings thereof (the “2015 Annual Meeting”). In connection with its 2015 Annual Meeting, Superior has filed a revised definitive proxy statement and a definitive form of WHITE proxy card with the SEC on March 27, 2015.

Press Release Issued on April 8, 2015

Attached hereto is a press release issued on April 8, 2015 announcing that, beginning on April 7, 2015, Superior is making an investor presentation available to shareholders and proxy advisory firms with respect to the 2015 Annual Meeting. The presentation outlines Superior’s strategic priorities and the actions the Superior Board of Directors (the “Superior Board”) is taking to pursue these priorities and why the Superior Board unanimously recommends that shareholders should vote the WHITE proxy card in favor of its highly qualified and experienced nominees, and not support GAMCO in its attempt to elect three opposing director candidates.

As previously disclosed, GAMCO Asset Management Inc. has indicated that it intends to conduct a proxy contest and seek the election at the 2015 Annual Meeting of three candidates to the Superior Board to replace three highly qualified, and extremely valuable members of the Superior Board who have been unanimously recommended by the Superior Board for re-election. Superior strongly urges shareholders to vote only the WHITE proxy card and discard any blue proxy card they may receive from GAMCO.

Additional Information and Where To Find It

Superior, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior shareholders in connection with the matters to be considered at Superior’s 2015 Annual Meeting. On March 27, 2015, Superior filed a revised definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Superior’s shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.supind.com, by writing to Superior’s Corporate Secretary at 24800 Denso Drive, Suite 225, Southfield, Michigan 48033, by calling Superior at (248) 352-3700, or by contacting Superior’s proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.

FOR IMMEDIATE RELEASE

Investor Relations Line: (818) 902-2701 www.supind.com	Kerry Shiba Executive Vice President & Chief Financial Officer (818) 781-4973	FTI Consulting Nathan Elwell (312) 553-6706 Nathan.elwell@fticonsulting.com	Jeanne Carr MacKenzie Partners, Inc. (800) 322-2885

SUPERIOR INDUSTRIES MAKES INVESTOR PRESENTATION PUBLICLY AVAILABLE

Presentation Underscores Reasons Why Shareholders Should Vote the WHITE Proxy Card

In Favor of Superior’s Highly Qualified and Experienced Nominees

SOUTHFIELD, MICHIGAN – April 8, 2015 – Superior Industries International, Inc. (NYSE: SUP), the largest manufacturer of aluminum wheels for passenger cars and light-duty vehicles in North America, today announced it has made its most recent investor presentation publicly available. The presentation outlines Superior’s strategic priorities and the actions the Superior Board is taking to pursue these priorities and why the Superior Board unanimously recommends that shareholders should vote the WHITE proxy card in favor of its highly qualified and experienced nominees, and not support GAMCO in its attempt to elect three opposing director candidates.

As previously disclosed, GAMCO Asset Management Inc. has indicated that it intends to conduct a proxy contest and seek the election at the 2015 Annual Meeting of three candidates to the Superior Board of Directors to replace three highly qualified, and extremely valuable members of the Superior Board who have been unanimously recommended by the Superior Board for re-election. Superior strongly urges shareholders to vote only the WHITE proxy card and discard any blue proxy card they may receive from GAMCO.

The presentation will be available later today on the Investor Relations section of Superior’s website at http://www.supind.com and on the SEC’s website at www.sec.gov.

About Superior Industries

Headquartered in Southfield, Michigan, Superior is the largest manufacturer of aluminum wheels for passenger cars and light-duty vehicles in North America. From its plants in the U.S. and Mexico, the company supplies aluminum wheels to the original equipment market. Major customers include BMW, FCA, Ford, General Motors, Mitsubishi, Nissan, Subaru, Tesla, Toyota and Volkswagen. For more information, visit www.supind.com.

Cautionary Statement Concerning Forward-Looking Statements

We caution readers that this press release contains statements that are forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are indicated by words or phrases such as “may,” “could,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “potential,” “possibly,” “plans,” “expects,” “intends,” “estimates,” “forecasts” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by GAMCO Asset Management, Inc. and the other participants in its solicitation, our initiatives to make Superior a stronger and more efficient competitor in the global marketplace for automotive parts and supplies, our actions to enhance our long-term prospects and enhance value for our shareholders, our ability to ramp up production at our new manufacturing facility in Mexico to full capacity by the end of 2015, our ability to expand capacity at our new manufacturing facility in Mexico and the timetable for such capacity expansion, the cost of operating a new manufacturing facility in Mexico, our ability to use our new manufacturing facility in Mexico to enhance our competitive position by lowering our average cost, our ability to shift production away from older inefficient manufacturing facilities, our ability to continue to strengthen the functional and operational expertise of our management team, and our future stock repurchases and dividends. Such statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, but are not limited to, risks related to the actions of GAMCO and other activist shareholders, including the amount of related costs incurred by Superior and the disruption caused to Superior’s business activities by these actions, general automotive industry and market conditions and growth rates, foreign competition as well as general domestic and international economic conditions, including turmoil in the financial and credit markets, possible disruption in commercial activities due to terrorist activity and armed conflict, changes in the costs of raw materials and labor, a significant decrease in business from or loss of any of our major customers or programs and the loss of key managerial talent. Other risks and uncertainties that may cause actual events to differ materially from the statements we have made herein are identified and described in more detail in Superior’s filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 28, 2014, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and its other filings in connection with the 2015 Annual Meeting of Shareholders. Investors are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Superior does not expect to, and disclaims any obligation to, publicly update, amend or clarify any forward-looking statements whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws. Superior, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information And Where To Find It

Superior, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior shareholders in connection with the matters to be considered at Superior’s 2015 Annual Meeting. On March 27, 2015, Superior filed a revised definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Superior’s shareholders. INVESTORS AND SHAREHOLDERS ARE

STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.supind.com, by writing to Superior’s Corporate Secretary at 24800 Denso Drive, Suite 225, Southfield, Michigan 48033, by calling Superior at (818) 781-4973, or by contacting Superior’s proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.